UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 25, 2022

AMERICAN HONDA FINANCE CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

California	001-36111	95-3472715
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1919 Torrance Blvd., Torrance, California	90501
(Address of Principal Executive Offices)	(Zip Code)

(310) 972-2555

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of exchange on which registered
1.300% Medium-Term Notes, Series A Due March 21, 2022	HMC/22B	New York Stock Exchange
2.625% Medium-Term Notes, Series A Due October 14, 2022	HMC/22A	New York Stock Exchange
1.375% Medium-Term Notes, Series A Due November 10, 2022	HMC/22	New York Stock Exchange
0.550% Medium-Term Notes, Series A Due March 17, 2023	HMC/23	New York Stock Exchange
0.750% Medium-Term Notes, Series A Due January 17, 2024	HMC/24A	New York Stock Exchange
0.350% Medium-Term Notes, Series A Due August 26, 2022	HMC/22C	New York Stock Exchange
1.600% Medium-Term Notes, Series A Due April 20, 2022	HMC/22E	New York Stock Exchange
1.950% Medium-Term Notes, Series A Due October 18, 2024	HMC/24D	New York Stock Exchange
0.750% Medium-Term Notes, Series A Due November 25, 2026	HMC/26A	New York Stock Exchange
0.300% Medium-Term Notes, Series A Due July 7, 2028	HMC/28A	New York Stock Exchange
1.500% Medium-Term Notes, Series A Due October 19, 2027	HMC/27A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On February 25, 2022, American Honda Finance Corporation (“AHFC”) entered into the following credit agreements:

•

$3,500,000,000 364-Day Credit Agreement (the “364-Day Credit Agreement”), among AHFC, as the borrower, the lenders from time to time party thereto, MUFG Bank, Ltd., as administrative agent and auction agent, JPMorgan Chase Bank, N.A., as syndication agent, Bank of America, N.A., Barclays Bank PLC, BNP Paribas, Citibank, N.A. and Mizuho Bank, Ltd., as documentation agents, and MUFG Bank, Ltd., JPMorgan Chase Bank, N.A., Barclays Bank PLC, BNP Paribas Securities Corp., BofA Securities, Inc., Citibank, N.A. and Mizuho Bank, Ltd., as joint lead arrangers and joint bookrunners, pursuant to which the lenders have committed to provide AHFC with a $3,500,000,000 364-day unsecured revolving credit facility that will expire on February 24, 2023, unless extended in accordance with the terms of the 364-Day Credit Agreement.

•

$2,100,000,000 Three-Year Credit Agreement (the “Three-Year Credit Agreement”), among AHFC, as the borrower, the lenders from time to time party thereto, MUFG Bank, Ltd., as administrative agent and auction agent, JPMorgan Chase Bank, N.A., as syndication agent, Bank of America, N.A., Barclays Bank PLC, BNP Paribas, Citibank, N.A. and Mizuho Bank, Ltd., as documentation agents, and MUFG Bank, Ltd., JPMorgan Chase Bank, N.A., Barclays Bank PLC, BNP Paribas Securities Corp., BofA Securities, Inc., Citibank, N.A. and Mizuho Bank, Ltd., as joint lead arrangers and joint bookrunners, pursuant to which the lenders have committed to provide AHFC with a $2,100,000,000 three-year unsecured revolving credit facility that will expire on February 25, 2025, unless extended in accordance with the terms of the Three-Year Credit Agreement.

•

$1,400,000,000 Five-Year Credit Agreement (the “Five-Year Credit Agreement” and, together with the 364-Day Credit Agreement and the Three-Year Credit Agreement, the “Credit Agreements”), among AHFC, as the borrower, the lenders from time to time party thereto, MUFG Bank, Ltd., as administrative agent and auction agent, JPMorgan Chase Bank, N.A., as syndication agent, Bank of America, N.A., Barclays Bank PLC, BNP Paribas, Citibank, N.A. and Mizuho Bank, Ltd., as documentation agents, and MUFG Bank, Ltd., JPMorgan Chase Bank, N.A., Barclays Bank PLC, BNP Paribas Securities Corp., BofA Securities, Inc., Citibank, N.A. and Mizuho Bank, Ltd., as joint lead arrangers and joint bookrunners, pursuant to which the lenders have committed to provide AHFC with a $1,400,000,000 five-year unsecured revolving credit facility that will expire on February 25, 2027, unless extended in accordance with the terms of the Five-Year Credit Agreement.

The 364-Day Credit Agreement provides that AHFC may borrow up to $3,500,000,000 on a 364-day revolving basis, the Three-Year Credit Agreement provides that AHFC may borrow up to $2,100,000,000 on a three-year revolving basis, and the Five-Year Credit Agreement provides that AHFC may borrow up to $1,400,000,000 on a five-year revolving basis, each for general corporate purposes. Outstanding borrowings under the Credit Agreements bear interest, at AHFC’s option, based on a base rate or an adjusted rate determined by reference to the secured overnight financing rate for a forward-looking one-month tenor (“Term SOFR”, and such adjusted rate, “Adjusted Term SOFR”), plus, in each case, an applicable margin that varies based on AHFC’s credit rating for its senior unsecured debt. The base rate under the Credit Agreements is the highest of (i) the federal funds rate plus 0.50%, (ii) the prime rate determined by the administrative agent, and (iii) the specified adjusted rate determined by reference to Term SOFR plus 1.00%. In the event a public announcement or publication has been made that Term SOFR has ceased to be (or will no longer be) available or has ceased (or will cease) to be representative, the Credit Agreements also provide for methods to determine an alternative benchmark rate for Term SOFR. The base rate and Adjusted Term SOFR are subject to a floor of 0.00%. On the date of this filing, no amounts were drawn upon under the Credit Agreements.

The Credit Agreements contain customary conditions to borrowing and customary restrictive covenants, including limitations on liens and limitations on mergers and consolidations and asset sales. The Credit Agreements also require AHFC to maintain a positive consolidated tangible net worth. The Credit Agreements, in addition to other customary events of default, include cross-default provisions and provisions for default if Honda Motor Co., Ltd., an indirect parent of AHFC (“HMC”), does not maintain ownership, whether directly or indirectly, of at least 80% of the outstanding capital stock of AHFC. In addition, the Credit Agreements contain provisions for default related to certain circumstances regarding the Keep Well Agreement, dated as of September 9, 2005 (the “Keep Well

Agreement”), between HMC and AHFC, including if HMC’s obligations under the Keep Well Agreement become invalid, voidable, or unenforceable. All of these conditions, covenants and events of default are subject to important limitations and exceptions under the Credit Agreements.

The Credit Agreements replace the Existing Credit Agreements (as defined below) on substantially similar terms other than, among other things, the following:

•

the extension of the scheduled commitment termination dates under the 364-day unsecured revolving credit facility, the three-year unsecured revolving credit facility and the five-year unsecured revolving credit facility to February 24, 2023, February 25, 2025 and February 25, 2027, respectively; and

•	changes in interest rate calculations, including the transition from the London Inter-Bank Offered Rate to Term SOFR as an interest rate benchmark and benchmark transition/replacement provisions.

Certain of the lenders party to the Credit Agreements and/or their respective affiliates, have performed, and may in the future perform, commercial banking, investment banking, underwriting and other financial advisory services for AHFC and its affiliates, for which they have received, and will receive, customary fees and expenses.

The foregoing description of the Credit Agreements does not purport to be complete and is qualified in its entirety by reference to the complete text of each such Credit Agreement. Copies of the 364-Day Credit Agreement, the Three-Year Credit Agreement and the Five-Year Credit Agreement are included in this Current Report on Form 8-K as Exhibits 10.1, 10.2 and 10.3, respectively, and are incorporated herein by reference.

Item 1.02. Termination of a Material Definitive Agreement.

The Credit Agreements replace AHFC’s (i) $3,500,000,000 364 Day Credit Agreement, dated February 28, 2020 (as amended by that certain First Amendment to 364-Day Credit Agreement, dated February 26, 2021, the “Existing 364 Day Credit Agreement”), among AHFC, as the borrower, the lenders party thereto, MUFG Bank, Ltd., as administrative agent and auction agent, JPMorgan Chase Bank, N.A., as syndication agent, Bank of America, N.A., Barclays Bank PLC, BNP Paribas and Citibank, N.A., as documentation agents, and MUFG Bank, Ltd., JPMorgan Chase Bank, N.A., Barclays Bank PLC, BNP Paribas Securities Corp., BofA Securities, Inc., Citigroup Global Markets Inc. and Mizuho Bank, Ltd., as joint lead arrangers and joint bookrunners, (ii) $2,100,000,000 Three Year Credit Agreement, dated February 28, 2020 (the “Existing Three Year Credit Agreement”), among AHFC, as the borrower, the lenders party thereto, MUFG Bank, Ltd., as administrative agent and auction agent, JPMorgan Chase Bank, N.A., as syndication agent, Bank of America, N.A., Barclays Bank PLC, BNP Paribas and Citibank, N.A., as documentation agents, and MUFG Bank, Ltd., JPMorgan Chase Bank, N.A., Barclays Bank PLC, BNP Paribas Securities Corp., BofA Securities, Inc., Citigroup Global Markets Inc. and Mizuho Bank, Ltd., as joint lead arrangers and joint bookrunners, and (iii) $1,400,000,000 Five Year Credit Agreement, dated February 28, 2020 (the “Existing Five Year Credit Agreement” and, together with the Existing 364 Day Credit Agreement and the Existing Three Year Credit Agreement, the “Existing Credit Agreements”), among AHFC, as the borrower, the lenders party thereto, MUFG Bank, Ltd., as administrative agent and auction agent, JPMorgan Chase Bank, N.A., as syndication agent, Bank of America, N.A., Barclays Bank PLC, BNP Paribas and Citibank, N.A., as documentation agents, and MUFG Bank, Ltd., JPMorgan Chase Bank, N.A., Barclays Bank PLC, BNP Paribas Securities Corp., BofA Securities, Inc., Citigroup Global Markets Inc. and Mizuho Bank, Ltd., as joint lead arrangers and joint bookrunners. The Existing 364 Day Credit Agreement, the Existing Three Year Credit Agreement and the Existing Five Year Credit Agreement were scheduled to terminate on February 25, 2022 , February 28, 2023 and February 28, 2025, respectively.

No amounts were outstanding or repaid under the Existing Credit Agreements in connection with their termination or expiration, as applicable, on February 25, 2022. In addition, AHFC did not incur any termination penalties in connection with the early termination of the Existing Credit Agreements.

Certain of the lenders party to the Existing Credit Agreements and/or their respective affiliates have performed, and may in the future perform, commercial banking, investment banking, underwriting and other financial advisory services for AHFC and its affiliates, for which they have received, and will receive, customary fees and expenses.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 is hereby incorporated by reference in its entirety in this Item 2.03.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

10.1*	$3,500,000,000 364-Day Credit Agreement, dated February 25, 2022, among AHFC, as the borrower, the lenders from time to time party thereto, MUFG Bank, Ltd., as administrative agent and auction agent, JPMorgan Chase Bank, N.A., as syndication agent, Bank of America, N.A., Barclays Bank PLC, BNP Paribas, Citibank, N.A. and Mizuho Bank, Ltd., as documentation agents, and MUFG Bank, Ltd., JPMorgan Chase Bank, N.A., Barclays Bank PLC, BNP Paribas Securities Corp., BofA Securities, Inc., Citibank, N.A. and Mizuho Bank, Ltd., as joint lead arrangers and joint bookrunners

10.2*	$2,100,000,000 Three-Year Credit Agreement, dated February 25, 2022, among AHFC, as the borrower, the lenders from time to time party thereto, MUFG Bank, Ltd., as administrative agent and auction agent, JPMorgan Chase Bank, N.A., as syndication agent, Bank of America, N.A., Barclays Bank PLC, BNP Paribas, Citibank, N.A. and Mizuho Bank, Ltd., as documentation agents, and MUFG Bank, Ltd., JPMorgan Chase Bank, N.A., Barclays Bank PLC, BNP Paribas Securities Corp., BofA Securities, Inc., Citibank, N.A. and Mizuho Bank, Ltd., as joint lead arrangers and joint bookrunners

10.3*	$1,400,000,000 Five-Year Credit Agreement, dated February 25, 2022, among AHFC, as the borrower, the lenders from time to time party thereto, MUFG Bank, Ltd., as administrative agent and auction agent, JPMorgan Chase Bank, N.A., as syndication agent, Bank of America, N.A., Barclays Bank PLC, BNP Paribas, Citibank, N.A. and Mizuho Bank, Ltd., as documentation agents, and MUFG Bank, Ltd., JPMorgan Chase Bank, N.A., Barclays Bank PLC, BNP Paribas Securities Corp., BofA Securities, Inc., Citibank, N.A. and Mizuho Bank, Ltd., as joint lead arrangers and joint bookrunners

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

Certain exhibits and schedules to this agreement have been omitted. AHFC hereby agrees to furnish supplementally to the Securities and Exchange Commission, upon its request, any or all of such omitted exhibits or schedule.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN HONDA FINANCE CORPORATION

Date: February 25, 2022	By:	/s/ Paul C. Honda
Paul C. Honda
Vice President and Assistant Secretary